SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 20, 1997


                            AMERICAN STORES COMPANY
                (Exact name of registrant as specified in charter)



                                    Delaware
                           (State or other jurisdiction
                                of incorporation)


                 1-5392                                87-0207226
          (Commission File No.)                       (IRS Employer
                                                   Identification No.)

         709 East South Temple Street, Salt Lake City, Utah    84102
         (Address of principal executive offices)            (Zip Code)



                Registrant's telephone number, including area code
                                  (801) 539-0112


         ITEM 5.   OTHER EVENTS

                   On February 20, 1997, the Company entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with members of the family of L.S. Skaggs and certain Skaggs family and charitable trusts (collectively, the "Selling Stockhold-ers") for the repurchase by the Company of 12,222,222 shares of its common stock from the Selling Stockholders for $45 per share, the closing price of the Company's common stock on the New York Stock Exchange on such date. A copy of the Stock Pur-chase Agreement is attached as Exhibit 1 hereto and is incorpo-rated herein by reference.

                   On February 20, 1997, the Company also entered into a Registration Rights Agreement (the "Registration Rights Agree-ment") with the Selling Stockholders pursuant to which, among other things, the Company has agreed to file a registration statement to enable the Selling Stockholders to sell between
         14.7 million and 16.4 million additional shares of common stock of the Company in a secondary offering as promptly as practi-cable. A copy of the Registration Rights Agreement is attached as Exhibit 3 hereto and is incorporated herein by reference.

                   On February 20, 1997, the Company and First Chicago Trust Company of New York, as Rights Agent, entered into a Third Amendment (the "Third Amendment") to the Rights Agree-ment, dated as of March 8, 1988, as amended on March 20, 1990 and June 24, 1996 (the "Rights Agreement") providing that the execution, delivery and performance of the Stock Purchase Agreement and the Registration Rights Agreement shall not cause Mr. L.S. Skaggs, his Affiliates and Associates, his heirs, family and any trust or foundation to which he or members of his family has transferred or may transfer common stock of the Company to become an "Acquiring Person" as defined in the Rights Agreement. A copy of the Third Amendment is attached hereto as Exhibit 4 and is incorporated herein by reference.

                   On February 21, 1997, the Company issued a press re-lease relating to the Stock Purchase Agreement, the Registra-tion Rights Agreement and the transactions contemplated thereby. A copy of the press release is attached as Exhibit 5 hereto and is incorporated herein by reference.










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         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                   AND EXHIBITS.

         Exhibit
           No.     Description


           1. Stock Purchase Agreement, dated as of February 20, 1997, by and among American Stores Company and Lennie Sam Skaggs, Aline W. Skaggs and the stockholders of American Stores Company listed on Schedule 1 thereto (together with Lennie Sam Skaggs and Aline W. Skaggs, the "Initial Sellers") and any of the stockholders listed on Schedule 2 thereto who have, within 10 business days after February 20, 1997, delivered a written notice to American Stores Company and the Initial Sellers agreeing to be bound by the terms of the Stock Purchase Agreement and the Registration Rights Agreement.

           2. Letter, dated February 20, 1997, from The Northern Trust Company, as trustee of certain trusts specified on Schedule 2 to the Stock Purchase Agreement, agreeing to be bound by the terms of the Stock
                   Purchase Agreement and the Registration Rights
                   Agreement.

           3. Registration Rights Agreement, dated as of February 20, 1997, by and among American Stores Company and the Sellers listed on the signature pages thereto.

           4. Third Amendment, dated as of February 20, 1997, to the Rights Agreement, dated as of March 8, 1988, as amended March 20, 1990 and June 24, 1996, between American Stores Company and First Chicago Trust Company of New York, as Rights Agent.

           5. Press Release, dated February 21, 1997, relating to the Stock Purchase Agreement, the Registration Rights Agreement and the transactions contemplated thereby.











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                   Pursuant to the requirements of the Securities Ex-
         change Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMERICAN STORES COMPANY



                                       By: /s/ Teresa Beck
                                          Name:   Teresa Beck
                                          Title:  Chief Financial
                                                  Officer



         Date:  February 21, 1997


































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                                  EXHIBIT INDEX



         Exhibit                                             Sequential
           No.              Description                      Page Number


           1.     Stock Purchase Agreement, dated as
                  of February 20, 1997, by and among
                  American Stores Company and Lennie
                  Sam Skaggs, Aline W. Skaggs and
                  the stockholders of American
                  Stores Company listed on Schedule
                  1 thereto (together with Lennie
                  Sam Skaggs and Aline W. Skaggs,
                  the "Initial Sellers") and any of
                  the stockholders listed on Sched-
                  ule 2 thereto who have, within 10
                  business days after February 20,
                  1997, delivered a written notice
                  to American Stores Company and the
                  Initial Sellers agreeing to be
                  bound by the terms of the Stock
                  Purchase Agreement and the Regis-
                  tration Rights Agreement.

           2.     Letter, dated February 20, 1997,
                  from The Northern Trust Company,
                  as trustee of certain trusts
                  specified on Schedule 2 to the
                  Stock Purchase Agreement, agreeing
                  to be bound by the terms of the
                  Stock Purchase Agreement and the
                  Registration Rights Agreement.

           3.     Registration Rights Agreement,
                  dated as of February 20, 1997, by
                  and among American Stores Company
                  and the Sellers listed on the sig-
                  nature pages thereto.

           4.     Third Amendment, dated as of Feb-
                  ruary 20, 1997, to the Rights
                  Agreement, dated as of March 8,
                  1988, as amended March 20, 1990
                  and June 24, 1996, between
                  American Stores Company and First
                  Chicago Trust Company of New York,
                  as Rights Agent.




           5.     Press Release, dated February 21,
                  1997, relating to the Stock Pur-
                  chase Agreement, the Registration
                  Rights Agreement and the transac-
                  tions contemplated thereby.















































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